UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 9, 2018

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A is being filed by American Realty Capital New York City REIT, Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2017 (as amended on September 29, the “Original Report”) to announce the preliminary results of the Company’s 2017 annual meeting of stockholders reconvened on September 7, 2017 (the “Annual Meeting”). As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 2, 2017, stockholders duly elected all four nominees for the Company’s board of directors and ratified the appointment of KPMG as the Company’s independent registered public accounting firm at the 2017 annual meeting convened on August 2, 2017. The Original Report disclosed that the vote at the Annual Meeting was contested, as well as the preliminary tabulation results received from the independent inspectors of election for the Annual Meeting who are employed by IVS Associates, Inc. (the “Election Inspectors”) with respect to Proposals 3 through 11 to amend certain provisions (the “Proposed Charter Amendments”), of the Company’s charter (the “Charter”) as described in greater detail in the Company’s definitive proxy statement dated April 24, 2017, as amended or supplemented. This Amendment is being filed to disclose that the final report and certification of the final tabulation of votes cast at the Annual Meeting (the “Final Report”) was received by the Company from the Election Inspectors on February 9, 2018, as well as the Company’s entry into a settlement agreement (the “Settlement Agreement”) with Cove Partners III LLC and certain of its affiliates (collectively, “Cove”) which contested the adoption of the Proposed Charter Amendments. The Company disagrees with certain decisions made in connection with tabulating the votes reflected in the Final Report. Nevertheless, the Company has concluded that resolving the contest and entering into the Settlement Agreement is in the Company’s best interest.

Item 1.01    Entry into a Material Definitive Agreement

Settlement Agreement

On February 9, 2018, the Company entered into the Settlement Agreement, pursuant to which the Company and Cove requested that the Election Inspectors issue the Final Report. The parties agreed that the Final Report would be final and binding and not be subject to further review or contest (judicial or otherwise).

Pursuant to the Settlement Agreement, Cove has agreed to standstill restrictions from the date of the Settlement Agreement and for three years afterwards (the “Standstill Period”) prohibiting Cove from, among other things:

•	engaging in any solicitation of proxies or consents (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders) or otherwise communicate a position or recommendation in opposition to any proposal or proposals made by the Company and recommended by the Company’s board of directors (the “Board”) at any annual or special meeting of the Company’s stockholders regarding the election of nominees to serve as directors of the Company, ratification of the Company’s independent accounting firm or auditor or any proposal or proposals to amend the Charter which are consistent (in whole or in part) with the Proposed Charter Amendments (each meeting a “Covered Meeting” and each proposal a “Covered Proposal”)

•	seeking, alone or in concert with others, representation on the Board;

•	instituting certain litigation against the Company;

•	making any proposal for consideration by stockholders at any Covered Meeting or call or seek to call a special meeting of stockholders of the Company; and

•	seeking to advise, support, influence or knowingly encourage any person or entity to vote his, her or its shares in opposition to any action recommended by the Board at any Covered Meeting.

Each of the parties to the Settlement Agreement are also be subject to customary mutual non-disparagement and non-disclosure obligations.

The Company agreed to pay Cove for its time, effort and expense relating to the Company, the Annual Meeting and the negotiation and execution of the Settlement Agreement and for its other promises and agreements included herein.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Settlement Agreement, a copy of which will be filed as an exhibit to a future filing by the Company with the Securities and Exchange Commission.

Item 5.07    Submission of Matters to a Vote of Security Holders

Final Voting Results

At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 18,218,889 shares of the Company’s common stock, out of a total number of 31,095,858 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 58.6% of the shares entitled to be voted.

The voting results for Proposals 3 through 11 pursuant to the Final Report are set forth below.

Proposal 3. The proposal to amend certain provisions of the Charter regarding the Company’s equity stock did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,275,528	5,464,653	1,478,708	*

Proposal 4. The proposal to amend certain provisions of the Charter regarding stockholder voting rights did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,123,546	5,523,269	1,572,074	*

Proposal 5. The proposal to amend certain provisions of the Charter regarding stockholder information rights did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,170,906	5,505,548	1,542,435	*

Proposal 6. The proposal to amend certain provisions of the Charter regarding the composition of the Company’s board of directors did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,220,258	5,503,176	1,495,455	*

Proposal 7. The proposal to amend certain provisions of the Charter regarding the conduct of the Company’s board of directors did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,266,782	5,462,309	1,489,798	*

Proposal 8. The proposal to amend certain provisions of the Charter regarding the conduct of the Company’s business did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,062,716	5,591,964	1,564,209	*

Proposal 9. The proposal to amend certain provisions of the Charter restricting transfer and ownership of sales did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,057,214	5,602,331	1,559,344	*

Proposal 10. The proposal to amend certain provisions of the Charter to remove provisions stating that the NASAA REIT Guidelines control interpretation of the Charter did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,249,118	5,493,759	1,476,012	*

Proposal 11. The proposal to amend certain provisions of the Charter relating to the Company’s advisor and its affiliates did not receive the requisite votes for approval, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,168,283	5,517,786	1,532,820	*

*	No broker non-votes were recorded in connection with Proposals 3 through 11.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital New York City REIT, Inc.

Date: February 9, 2018	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary